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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    Form 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              IGUANA VENTURES LTD.
                              --------------------
             (Exact name of registrant as specified in its charter)


Nevada                                     98-0376008
------                                     ----------
(State of incorporation                    (I.R.S. Employer
or  organization)                          Identification No.)


Suite 1400, 1500 West Georgia  St.
Vancouver, British Columbia                V6G  2Z6
-----------------------------              --------
(Address of principal executive offices)   (Zip  Code)

Securities  to  be  registered  pursuant  to  Section  12(b)  of  the  Act:

                Title  of  each class      Name of each exchange of which
                to  be  so registered      each class is to be registered

                Not  Applicable            Not  Applicable
                ---------------            ---------------

If  this  form  relates to the registration of a class of securities pursuant to
Section  12(b)  of  the  Exchange  Act  and  is  effective  pursuant  to General
Instruction  A.(c),  check  the  following  box.  [   ]

If  this  form  relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities  Act  registration  statement file number to which this form relates:
333-101575(if  applicable)

Securities  to  be  registered  pursuant  to  Section  12(g)  of  the  Act:

                        Common Stock, par value of $0.05
                        --------------------------------
                                (Title of class)

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Item  1.  Description  of  Registrant's  Securities  to  be  Registered.

The description of securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-101575) is incorporated by reference into this registration statement.

Item  2.  Exhibits

Exhibit
Number   Description
--------------------------------------------------------------------------------
3.1      Articles  of  Incorporation  (1)
3.2      Amended  By-Laws  (1)
5.1      Opinion  of  Cane  O'Neill  Taylor,  LLC,  with  consent  to  use  (1)
10.1     Bill  of  Sale  (1)
23.1     Consent  of  Morgan  &  Company,  Chartered  Accountants  (1)
23.2     Consent  of  W.G.  Timmins,  Consulting  Geologist  (1)

---------------------

(1) Incorporated herein by reference to the exhibits of the same number in Registrant's Registration Statement on Form SB-2, as amended.



                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE:  May  28,  2003


IGUANA  VENTURES  LTD.
Registrant


By:  /s/ Michael  Young
     ______________________________________
     Michael  Young,  President



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